UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Sec.240.14a-12

N-VIRO INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 27, 2012

To all Our Stockholders:

The Board of Directors cordially invites you to attend our Annual Meeting of Stockholders.  The meeting will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on July 26, 2012.  The meeting will begin at 10:00 a.m. (local time), and registration will begin at 9:30 a.m.  Refreshments will be served before the meeting.

In addition to the matters described in the attached Proxy Statement, we will report on our business and progress during 2011 and the first quarter of 2012.  Our performance for the year ended December 31, 2011 is discussed in the enclosed 2011 Annual Report to Stockholders.

We hope you will be able to attend the meeting and look forward to seeing you there.

Sincerely,

/s/   Timothy R. Kasmoch
Timothy R. Kasmoch
President and Chief Executive Officer

N-VIRO INTERNATIONAL CORPORATION
2254 Centennial Road
Toledo, Ohio 43617

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 26, 2012

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on July 26, 2012.  The Annual Meeting will begin at 10:00 a.m. (local time), for the following purposes:

1.	To elect three Class II Directors for a term of two years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.

2.	To ratify the appointment of UHY LLP to serve as our independent auditors for our year ended December 31, 2012.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting.  Our 2011 Annual Report is also enclosed.  Stockholders of record as of the close of business on May 29, 2012 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  James K. McHugh
James K. McHugh
Chief Financial Officer, Secretary and Treasurer

Toledo, Ohio
June 27, 2012

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM.  THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.  YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WEBSITE INDICATED ON YOUR PROXY CARD.

N-VIRO INTERNATIONAL CORPORATION
2254 CENTENNIAL ROAD
TOLEDO, OHIO 43617

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 26, 2012

Solicitation of Proxies and Date, Time and Place of Annual Meeting

This Proxy Statement is first being sent to the stockholders of N-Viro International Corporation (the "Company") on or about June 27, 2012, in connection with the solicitation of proxies by our Board of Directors to be voted at our Annual Meeting of Stockholders (the "Annual Meeting"), which is scheduled to be held on Thursday, July 26, 2012 at 10:00 a.m. (local time) as set forth in the attached notice.  A proxy card is enclosed.

Record Date

The record date for our Annual Meeting is the close of business on May 29, 2012.  Only holders of record of our Common Stock on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting.  On the record date, there were 6,168,089 shares of Common Stock outstanding.

What vote is required to approve each matter?

Proposal One — Election of Directors — Directors will be elected by a majority of the votes cast, meaning that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.

Proposal Two — Ratification of the Selection of UHY LLP — The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is needed to ratify the selection of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

How do I vote?

A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy.  Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting.  When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting.  If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification.  If no specification is made, the proxy will be voted FOR approval of all two proposals.  You may also vote your shares via the telephone by accessing the toll-free number indicated on your proxy card or via the internet by accessing the worldwide website indicated on your proxy card.

If you hold shares through a bank, broker or other nominee, such entity will give you separate instructions on voting your shares.

How do I revoke my proxy?

Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.  The revocation of a proxy will not be effective until notice thereof has been received by our Secretary at the address of the Company set forth above.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business by such holders at the Annual Meeting.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present.  Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”).

What are my voting rights?

Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting.  Stockholders are not entitled to cumulative voting in the election of directors.  All of the proposals will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.

What effect will abstentions and broker non-votes have on the proposals?

Shares not present at the meeting and shares voting “abstain” have no effect on the election of directors.  For the other proposal, abstentions have the same effect as negative votes.  Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) will have no effect on the other proposal.

Cost of Solicitation

We will bear the cost of solicitation of proxies.  In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview.  We will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation.  We will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith.

Executive Office

Our executive office is located at 2254 Centennial Road, Toledo, Ohio 43617, and our telephone number is (419) 535-6374.

Form 10-K available

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES MCHUGH, OUR CORPORATE SECRETARY, AT THE ABOVE ADDRESS.  The Annual Report is also available on our website at www.nviro.com under “Financial Reporting”.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board of Directors, pursuant to our Third Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws, has set the number of directors to serve for the next year at six, three of whom are to be elected at the Annual Meeting to serve as Class II Directors.  Our By-Laws provide for a classified Board consisting of two classes of equal or approximately equal number based on the total number of directors fixed and determined by a vote of a majority of our entire Board serving at the time of such vote.  With the resignation of Joan Wills in December 2011, the number of directors is currently set at six.  The directors are elected for a two-year term or until the election of their respective successors or until their resignation, removal from office or death.

The Board is currently composed of six directors – three Class I Directors:  Mark D. Hagans, Carl Richard and Joseph H. Scheib; and three Class II Directors: James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2013 and 2012, respectively).

Each of our current Class II Directors - James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik - is presently standing for re-election to the Board.  If elected, the nominees each will serve for a term of two-years and until their respective successors are elected or until their earlier resignation, removal from office or death.

Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class II Director.  If any nominee declines or is unable to accept such nomination to serve as a Class II Director, events which the Board does not now expect, the Board may designate a substitute nominee, in which event the proxies reserve the right to vote for such substitute nominee.  The proxy solicited hereby will not be voted to elect more than three Class II Directors.

Under our By-Laws, a nominee for a Class II Director must be elected by a majority of the votes cast, meaning that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.  Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the requisite votes for reelection, the director remains in office as a “holdover” director until a successor is elected and qualified.

However, our Board has adopted a policy under which the Board will nominate for election or re-election as a director only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by the Board.  In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to the Board.  Each of Messrs. Hartung, Kasmoch and Kovacik has submitted such a resignation to the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. HARTUNG, KASMOCH AND KOVACIK BE ELECTED AT THE ANNUAL MEETING AS CLASS II DIRECTORS.  The Board intends to vote proxies received from stockholders for the election of the three Class II Directors named above.

Certain information about all of the directors and nominees for director is furnished below.

DIRECTORS OF THE COMPANY

The Board is currently composed of three Class I Directors:  Mark D. Hagans, Carl Richard and Joseph H. Scheib; and three Class II Directors:  James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2013 and 2012, respectively).  At each annual meeting of stockholders, directors will be elected for a full term of two years to succeed those directors whose terms are expiring.  During 2011 Joan B. Wills was a director until her resignation in December 2011.

The following table sets forth the names and ages of our directors.

Name	Age	Position
Mark D. Hagans	45	Class I Director
James H. Hartung	69	Class II Director, Chairman of the Board*
Timothy R. Kasmoch	50	Class II Director, President and Chief Executive Officer*
Thomas L. Kovacik	64	Class II Director*
Carl Richard	85	Class I Director
Joseph H. Scheib	55	Class I Director

* Directors currently nominated for re-election.

Mark D. Hagans is an attorney and partner with the law firm of Plassman, Rupp, Hagans & Newton, of Archbold, Ohio, and his practice focuses on corporation, taxation and banking law.  Mr. Hagans serves on numerous Boards of directors, including the Fulton County Health Center, where he is presently chair of the Finance Committee.  Mr. Hagans earned his law degree from the University of Toledo.  Mr. Hagans has served as our director since December 2006 and is a member of the Board's Audit, Finance and Technology Committees.  Mr. Hagans’ experience as a lawyer and businessman enables him to bring valuable resources to the Board.

James H. Hartung is the former President and Chief Executive Officer of the Toledo-Lucas County (Ohio) Port Authority, a position he held from 1994 until 2008.  Mr. Hartung has served as our Director since January 2006 and is a member of the Board's Compensation and Nominating Committees.  Mr. Hartung presently also serves as the Chairman of the Board/Executive Vice-President at Seasnake World Wide Marketing LLC, a marketing concern commercializing the Seasnake shipping system for the marine transportation of liquid, dry bulk, break-bulk and inter-modal container cargo; and is actively engaged in maritime/economic development consulting in domestic and international markets for Development Solutions, LLC, where he serves as a Senior Associate/Partner.  Mr. Hartung’s qualifications to serve as a director and our Chairman of the Board consist of several years experience as a businessman, as an organizational leader and community organizer, and in dealings with local government and related agencies that enable him to bring valuable insights to the Board.

Timothy R. Kasmoch has been our President and Chief Executive Officer since February 2006 and a director since January 2006.  Until April 1, 2007, Mr. Kasmoch was also President and CEO of Tri-State Garden Supply, d/b/a Gardenscape, a bagger and distributor of lawn and garden products, which has provided trucking and equipment services to our Company.  Mr. Kasmoch is a graduate of Penn State University.  Mr. Kasmoch is a member of the Board’s Finance and Technology Committees.  Mr. Kasmoch’s qualifications to serve as a director of the Company consist of his experience in the soil and distribution business as well as an extensive knowledge of the transportation and trucking industry.  Mr. Kasmoch’s strength is in strategic planning and he possesses a broad, fundamental understanding of the business drivers affecting us.  He is the only “insider” on the Board.

Thomas L. Kovacik is the Executive Director of Transportation Advocacy Group of Northwest Ohio (“TAGNO”), a strategic planning organization working with local and Ohio transportation and economic development officials, and the President of Kovacik Consulting, a business consulting company.  Mr. Kovacik was previously employed by us from 1992 to 1995 as President of Great Lakes N-Viro, at the time one of our divisions.  Mr. Kovacik has also held various positions with local government, utilities and environmental companies, and earned a masters degree from Bowling Green State University in Geochemistry.  Mr. Kovacik has served as our Director since December 2006, and is a member of the Board’s Compensation and Technology Committees.  Mr. Kovacik’s qualifications to serve as a director of the Company consist of his experience in the environmental, government and utilities industries, and his prior position with us as a divisional president.  His strength in strategic planning and transactional experience offers a unique perspective to the Board.

Carl Richard is the former Executive Vice-President of P.R. Transportation, a trucking company that was located in Toledo, Ohio, and was a consultant to us from January 2006 to April 2007.  Mr. Richard served as Vice-President of C.A. Transportation from 1988 through 2000 and as Vice-President of R.O.S.S. Investments, a real estate holding company, from 1980 through 2000.  Mr. Richard has served as our director since December 2004 and is a member of the Board’s Nominating Committee.  Mr. Richard’s qualifications to serve as a director of the Company consist of his extensive experience in the transportation and trucking industry.

Joseph H. Scheib is the Controller for Verity Financial Group, Inc., a holding company for Verity Asset Management, Inc. and Verity Investments, Inc., a Registered Investment Advisor and a Registered Broker-Dealer, respectively.  He has held this position since June 2011.  Mr. Scheib was the Chief Financial Officer of Broad Street Software Group, a comprehensive software technology company located in Edenton, North Carolina, a position he held until 2010.  From May 2000 until February 2003, Mr. Scheib was the Financial Operation Principal/Compliance Officer of Triangle Securities, LLC of Raleigh, North Carolina, an asset management, brokerage and investment banking firm.  Mr. Scheib is a graduate of East Carolina University with a degree in accounting.  Mr. Scheib has served as our Director since December 2004, and is a member of the Board’s Audit, Finance and Nominating Committees.  Mr. Scheib’s qualifications to serve as a director of the Company consist of his strong financial and asset management experience and serving the Company in a financial oversight role as the Chair of the Audit Committee.  Given his extensive knowledge and experience in finance, Mr. Scheib has been determined to be an audit committee financial expert by the board.

Key Relationships

None.

CORPORATE GOVERNANCE AND BOARD MATTERS

Our Board of Directors

Our business, property and affairs are managed under the direction of our Board.  We have determined that the Company’s interests are best served by having a Chairman of the Board who is independent of the management of the Company because it is our view this inherently strengthens board independence in dealing with issues that closely involve management.  Our Chief Executive Officer has responsibility for setting our strategic direction and the day-to-day leadership and performance, while the Chairman of the Board has a greater focus on long-range Company goals and plans and governance of our Board of Directors.  This balance between the two positions enables Mr. Kasmoch to focus on the operational and strategic challenges we presently face, with Mr. Hartung providing board leadership on matters of governance and management oversight.

Our Board, as a whole, has the responsibility for risk oversight of management.  The role of our Board of Directors is to oversee the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer in the operation of the Company, including management's establishment and implementation of appropriate practices and policies with respect to areas of potentially significant risk to us.  Our Board considers risks to the Company as part of the strategic planning process and thorough review of compliance issues in committees of our Board, as appropriate.  While the Board has the ultimate oversight responsibility for such risk management process, various committees of the Board are structured to oversee specific risks in the areas covered by their respective assignments such as audits or compensation.  In addition, our Board may retain, on such terms as determined by the Board and in its sole discretion, independent legal, financial and other consultants and advisors to advise and assist the Board in fulfilling its oversight responsibilities.  Currently, there are no such consultants in any category assisting or advising the Company.

Management is responsible for N-Viro’s day-to-day risk management, and the entire Board’s role is to engage in informed oversight.  Our Chief Executive Officer is a member of the Board of Directors, and our Chief Financial Officer and Executive Vice President/General Counsel regularly attend Board meetings, which helps facilitate discussions regarding risk between the Board and our senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management.  The Board believes Mr. Kasmoch’s service as Chief Executive Officer and on the Board is appropriate because it bridges a critical gap between our management and the Board, enabling the Board to benefit from management’s perspective on our business while the Board performs its oversight function.

The Company’s philosophy about diversity among its Board members is discussed below under “Nominating Committee.”

Meetings of the Board of Directors

Our Board held six meetings during 2011, consisting of two regular meeting and four special meetings.  Each director attended 100% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served.  It is the policy of the Company that the members of the Board attend our annual stockholder meeting.  Failure to attend annual meetings without good reason is a factor the Nominating Committee and Board will consider in determining whether or not to renominate a current Board member.  All members of the Board serving at the time attended the 2011 Annual Meeting, except Mr. Scheib and Ms. Wills.

Shareholder Communications with the Board

We encourage stockholder communications with directors.  Stockholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to him or the entire Board in care of James K. McHugh, Corporate Secretary, N-Viro International Corporation, 2254 Centennial Road, Toledo, OH  43617.  All correspondence should be in a sealed envelope marked “Confidential” and will be forwarded unopened to the director as appropriate.

Board Independence

Although we are not subject to the listing requirements of any stock exchange, we are committed to a board in which a majority of our members consist of independent directors, as defined under the NASDAQ rules.  The Board has reviewed the independence of its members, applying the NASDAQ standards and considering other commercial, legal, accounting and familial relationships between the directors and us.  The Board has determined that all of the directors and director nominees are independent other than Mr. Kasmoch, who is not an independent director by virtue of his current position as our Chief Executive Officer.

Code of Ethics

We have adopted a Code of Ethics which covers the Chief Executive Officer and Chief Financial Officer, which is administered and monitored by the Audit Committee of the Board.  A copy of the Code of Ethics was attached as Exhibit 14.1 to the Annual Report on Form 10-K for the year ended December 31, 2011, and is posted on our web site at www.nviro.com.

Committees of the Board of Directors

The Board has the following standing committees:  the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating Committee and the Technology Committee.  The composition and function of each Committee is set forth below:

Director	Audit	Compensation	Nominating	Finance	Technology
Mark D. Hagans	X			X*	X
James H. Hartung		X	X
Timothy R. Kasmoch				X	X*
Thomas L. Kovacik		X*			X
Carl Richard			X
Joseph H. Scheib	X*		X*	X
Joan B. Wills**		X

*  Committee Chair
**  Until Ms. Wills’ departure from the Board in December 2011.

Audit Committee

Our Audit Committee consisted of Messrs. Scheib and Hagans.  In accordance with our Audit Committee Charter, each of the Audit Committee members must be “independent” as determined under the NASDAQ rules.  The Audit Committee currently is not subject to, and does not follow, the independence criteria set forth in Section 10A of the Securities Exchange Act 1934, as amended.  The Board has determined that each of the directors who serve on the Audit Committee are “independent” under the NASDAQ rules, meaning that none of them has a relationship with us that may interfere with their independence from us and our management.  Further, the Board has determined that Mr. Scheib qualifies as a “financial expert” as defined by the Securities and Exchange Commission (the "SEC").

The Audit Committee recommends the appointment of the outside auditor, oversees our accounting and internal audit functions and reviews and approves the terms of transactions between us and related party entities.  During 2011, the Audit Committee met two times.  The Audit Committee has retained UHY LLP to conduct the audit for the year ended December 31, 2012.  The Audit committee is governed by a written charter, a copy of which was attached to the Proxy Statement for our annual meeting held on June 8, 2007.

Compensation Committee

The Compensation Committee determines officers’ salaries and bonuses and administers the grant of stock options pursuant to our stock option plans.  The Compensation Committee does not have a written charter.  The Compensation Committee consisted of Messrs. Kovacik and Hartung and Ms. Wills until her retirement from the Board in December 2011.  The Compensation Committee met three times during 2011.

The Board has determined that all of the members of the committee are “independent” as determined under the NASDAQ standards.

Finance Committee

The Finance Committee, consisting of Messrs. Hagans, Kasmoch and Scheib, assists in monitoring our cash flow requirements and approves any internal or external financing or leasing arrangements.  The Finance Committee does not have a written charter.  The Finance Committee met one time during 2011.

Nominating Committee

The Nominating Committee, consisting of Messrs. Scheib, Richard and Hartung, considers and recommends to the Board qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors.  The Nominating Committee does not have a written charter.  The Nominating Committee met one time during 2011.

The Board has determined that all of the members of the committee are “independent” as determined under the NASDAQ standards.

The Nominating Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director.  The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate’s qualifications.  Recommended candidates must be of the highest character and integrity, free of any conflicts of interest and possess the ability to work collaboratively with others, and have the time to devote to Board activities.  All candidates will be reviewed in the same manner, regardless of the source of the recommendation.  Presently, the Nominating Committee does not consider diversity as a characteristic in its selection of candidates except to the extent that the Nominating Committee seeks to expand the range of categories of experience and relationships in different aspects of the waste management process the Company requires for the different foci of its business and potential contacts with sources of business opportunity for the Company.

The Nominating Committee will consider all stockholder recommendations of proposed director nominees, if such recommendations are timely received under applicable SEC regulations and include all of the information required to be included as set forth in the By-Laws.  To be considered “timely received,” recommendations must be received in writing at our principal executive offices, at N-Viro International Corporation, 2254 Centennial Road, Toledo, OH  43617, Attention: Chairman, Nominating Committee, c/o James K. McHugh, Corporate Secretary, no later than March 1, 2013.

All candidates recommended by stockholders should be independent and possess substantial and significant experience which would be of value to us in the performance of the duties of a director.  In addition, any stockholder director nominee recommendation must include, at a minimum, the following information:  the stockholder’s name; address; the number and class of shares owned; the candidate’s biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder’s opinion as to whether the stockholder recommended candidate meets the definitions of “independent” under the NASDAQ standards.  In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws.  The stockholder must include the candidate’s statement that he/she meets these requirements; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; consents to serve on the Board if elected; and a statement whether such candidate, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election.

Compensation of Directors

Our Board of Directors has approved the payment of cash compensation to non-employee directors in exchange for their service on the Board.  The amount of cash compensation to be received by each non-employee director is $1,000 per regular meeting attended during each calendar year, and $500 per special meeting attended.  Our Board of Directors generally has four meetings per calendar year.  The Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.  During 2011, the Board voluntarily waived the cash compensation for the special meetings.

Under our current stock option plan, the N-Viro International Corporation 2010 Stock Option Plan (“2010 Plan”), each non-employee Director automatically receives a grant of options to purchase 5,000 shares of Common Stock for each regular meeting attended, and an option to purchase 2,500 shares of Common Stock for each special meeting attended, subject to a maximum of 30,000 options in any calendar year.

Directors who are our employees do not receive any additional compensation for serving as Directors.  Directors who are our consultants do not receive any additional cash compensation for serving as Directors, but do receive stock options per the provisions of the 2010 Plan.

See “Certain Relationships and Related Transactions” for additional compensation to directors.

DIRECTOR COMPENSATION

	Fees			Non-Equity	Non-Qualified	Non-Qualified
	Earned or			Incentive	Incentive	Deferred	All
	Paid in	Stock	Option	Plan	Plan	Compensation	Other
Name	Cash	Awards (1)	Awards	Compensation	Compensation	Earnings	Compensation	Total
Joseph Scheib	$2,000	$27,250	$53,570	-	-	-	-	$82,820
Carl Richard	$2,000	$27,250	$53,570	-	-	-	-	$82,820
James Hartung	$2,000	$27,250	$53,570	-	-	-	-	$82,820
Mark Hagans	$2,000	$27,250	$53,570	-	-	-	-	$82,820
Thomas Kovacik	$2,000	$27,250	$53,570	-	-	-	-	$82,820
Joan Wills *	$1,000	$27,250	$53,570	-	-	-	-	$81,820
Timothy Kasmoch	-	-	-	-	-	-	-	$0
	$11,000	$163,500	$321,420	$0	$0	$0	$0	$495,920

*	No longer a director effective December 2011

(1)	Represents 20,000 stock warrants issued to each board member in August 2011

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The firm of UHY LLP served as independent auditors for the year ended December 31, 2011 and has been selected by us to serve as our independent auditors for the year ending December 31, 2012.  Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders.  If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the directors will consider the selection of another accounting firm.  If such a selection were made, it may not become effective until 2013 because of the difficulty and expense of making such a substitution.  A representative of UHY is expected to attend the Annual Meeting and therefore will be available to respond to appropriate questions at the Annual Meeting.

The audit reports of UHY on our consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF UHY LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2012.

OTHER MATTERS

We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above.  If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We had outstanding 6,168,089 shares of Common Stock, $.01 par value per share, or the Common Stock, on May 29, 2012, which constitutes the only class of our outstanding voting securities.

Five Percent Stockholders

At May 29, 2012, the following were the only persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Common Stock
Common Stock	Cooke Family Trust 90 Grande Brook Circle, #1526 Wakefield, Rhode Island 02879	627,717 (1)	10.3%
Common Stock	VC Energy I, LLC 3900 Paradise Road, Suite U Las Vegas, NV 89169	800,000 (2)	12.3%
Common Stock	Timothy R. Kasmoch 312 Stryker Street Archbold, OH 43502	1,480,500 (3)	19.6%
Common Stock	Robert W. Bohmer 2339 St. Roberts Lane Toledo, OH 43617	507,600 (4)	7.6%
Common Stock	Carl Richard 3566 Hill River Drive Toledo, OH 43615	376,943 (5)	5.9%

1.
The shares attributed to the Cooke Family Trust include 627,267 shares owned beneficially and 450 Common Stock warrants exercisable to purchase an equal number of shares of Common Stock.  This information was derived from the Schedule 13D Amendment #5 filed on May 10, 2010 by the Cooke Family Trust.

2.
The shares attributed to VC Energy I, LLC include 400,000 shares owned beneficially and 400,000 in Common Stock warrants exercisable to purchase an equal number of shares of Common Stock.  This information was derived from the Schedule 13G filed on July 8, 2010 which is the most recent available information filed by VC Energy I, LLC with the Securities and Exchange Commission.

3.
The shares attributed to Mr. Kasmoch include 108,000 shares of Common Stock, 70,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.53 to $1.85 per share and 1,302,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.63 to $3.27 per share.

4.
The shares attributed to Mr. Bohmer include 2,600 shares of Common Stock, 485,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.94 to $3.27 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.53 per share.

5.
The shares attributed to Mr. Richard include 144,504 shares of Common Stock, 90,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and 142,439 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.53 to $2.75 per share.

Security Ownership of Management

The following table sets forth, as of May 29, 2012, unless otherwise specified, certain information with respect to the beneficial ownership of our shares of Common Stock by each person who is our director, a nominee for the Board, each of the Named Executive Officers, and by our directors and executive officers as a group, and is calculated based on 6,168,089 shares of Common Stock outstanding on the record date.  Unless otherwise noted, each person has voting and investment power, with respect to all such shares.  Pursuant to the rules of the SEC, shares of Common Stock which a person has the right to acquire within 60 days of the record date pursuant to the exercise of stock options, warrants or other securities convertible into shares of our Common Stock are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	1	Percent of Class
Common Stock	Mark D. Hagans................................................................................................................	94,918	2	1.52%
Common Stock	James H. Hartung ............................................................................................................	113,143	3	1.80%
Common Stock	Timothy R. Kasmoch ......................................................................................................	1,480,500	4	19.63%
Common Stock	Thomas L. Kovacik .........................................................................................................	103,393	5	1.65%
Common Stock	Carl Richard .....................................................................................................................	376,943	6	5.89%
Common Stock	Joseph H. Scheib ............................................................................................................	292,765	7	4.62%
Common Stock	Robert W. Bohmer ..........................................................................................................	507,600	8	7.61%
Common Stock	James K. McHugh ..........................................................................................................	248,920	9	3.89%
Common Stock	All directors and executive officers as a group (8 persons) ....................................	3,218,182	10	35.84%

1.	Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

2.
Represents 5,733 shares of Common Stock owned by Mr. Hagans, 69,185 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.78 to $3.90 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.53 per share.

3.
Represents 4,207 shares of Common Stock owned by Mr. Hartung, 78,046 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.42 to $3.90 per share and 30,890 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.53 to $2.00 per share.

4.
Represents 108,000 shares of Common Stock owned by Mr. Kasmoch, 70,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.53 to $1.85 per share and 1,302,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.63 to $3.27 per share.

5.
Represents 1,893 shares of Common Stock owned by Mr. Kovacik, 81,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.78 to $3.90 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.53 per share.

6.
Represents 144,504 shares of Common Stock owned by Mr. Richard, 90,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and 142,439 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.53 to $2.75 per share.

7.
Represents 126,615 shares of Common Stock owned by Mr. Scheib, 91,250 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share, 600 shares owned by a family member over which Mr. Scheib acts as custodian and 74,300 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.53 to $2.52 per share.

8.
Represents 2,600 shares of Common Stock owned by Mr. Bohmer, 485,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.94 to $3.27 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.53 per share.

9.
Represents 13,920 shares of Common Stock owned by Mr. McHugh, 215,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.94 to $3.27 per share and 20,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at a price of $1.53 per share.

10.
Represents 407,472 shares of Common Stock owned by the directors and officers, 600 shares owned indirectly, 2,412,481 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and a total of 397,629 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.53 to $2.52 per share.

EXECUTIVE OFFICERS OF THE COMPANY

Executive officers of the Company are appointed by the Board of Directors and hold office at the pleasure of the Board.  Set forth below is biographical and other information on the current executive officers of the Company.  Mr. Kasmoch also serves as a member of the Board and his biographical information is set forth above under the caption “Directors of the Company.”

Name	Age	Position
Timothy R. Kasmoch	50	President and Chief Executive Officer
Robert W. Bohmer	42	Executive Vice-President and General Counsel
James K. McHugh	53	Chief Financial Officer, Secretary and Treasurer

Robert W. Bohmer has been our Executive Vice-President and General Counsel since July 2007.  From 1996 until joining the Company, Mr. Bohmer had been a partner with the law firm of Watkins, Bates and Carey, LLP, Toledo, Ohio.  From 2005 through June 2007, Mr. Bohmer had served as general outside counsel to the Company.

James K. McHugh has served as our Chief Financial Officer, Secretary and Treasurer since January 1997.  Prior to that date, Mr. McHugh served the Company in various financial positions since April 1992, and was a key member of the team that took the Company public in 1993.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table presents the total compensation paid to our Chief Executive Officer, Executive Vice President and Chief Financial Officer during 2011 and 2010.  There were no other executive officers who were serving at the end of 2011 or 2010 and whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

						Non-Equity	Nonqualified
						Incentive	Deferred	All
Name and Principal				Stock	Option	Plan	Compensation	Other
Position	Year	Salary	Bonus (4)	Awards (5)	Awards (6)	Compensation	Earnings	Compensation	Total

Timothy R. Kasmoch	2011	$150,000	-	$27,233	$969,115	-	-	$52,000	$1,198,348
President + Chief	2010	$150,000	-	-	$446,152	-	-	$21,518	$617,670
Executive Officer (1)

Robert W. Bohmer	2011	$150,000	-	$27,233	$169,542	-	-	-	$346,775
Exec. Vice-President +	2010	$150,000	-	-	$373,763	-	-	-	$523,763
General Counsel (2)

James K. McHugh	2011	$125,000	-	$27,233	$52,982	-	-	$399	$205,614
Chief Financial Officer,	2010	$125,000	$7,810	-	$94,926	-	-	$399	$228,135
Secretary + Treasurer (3)

(1)
For the “All Other Compensation” column, Mr. Kasmoch’s spouse was compensated for outside consulting services rendered to the Company during 2010, in addition to employee wages paid starting the fourth quarter of 2010 into 2011.  All compensation was in cash.

(2)	For Mr. Bohmer, the value of the Option Award includes the 2007 Option Award recorded as an expense in 2010 in the amount of $70,000.

(3)
For the “All Other Compensation” column, Mr. McHugh is taxed on the imputed benefit of a life insurance policy that benefits his personal beneficiary for one-half the face value of the policy and N-Viro International Corporation for the other one-half.

(4)
For the “Bonus” column, Mr. McHugh was compensated an amount approximately equal to the cost of 5,000 stock options expiring in December 2010, and then used this compensation to exercise those options before expiration.

(5)
The amounts included in the Stock Awards column include the aggregate fair value of stock warrants granted in the fiscal year computed in accordance with FASB ASC Topic 718.  We use the Black-Scholes model to measure the grant date fair value of stock warrants.

(6)
The amounts included in the Option Awards column include the aggregate fair value of options expensed in the fiscal year computed in accordance with FASB ASC Topic 718.  These options are expensed as a result of either a current or a portion of a prior year grant vesting in the current fiscal year and the Company recognizing that portion applicable to the current year.  We continue to use the Black-Scholes model to measure the grant date fair value of stock options.  For a discussion of the valuation assumptions used to value the options, see Note 5 to our Consolidated Financial Statements included in the annual report on Form 10-K for the fiscal year ended December 31, 2011.

2011 GRANTS OF PLAN BASED AWARDS

			Estimated Future Payouts Under			Estimated Future Payouts Under			Full Grant	Base Price
	Grant	Approval	Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Date Fair	of Option
Name	Date	Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Value ($)	Award ($/shr)
Timothy Kasmoch	8/10/2011	8/10/2011	-	-	-	-	-	500,000	1.50	1.63

Robert Bohmer	none		-	-	-	-	-	-	-	-

James McHugh	none		-	-	-	-	-	-	-	-

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
								Equity	Equity
			Equity					Incentive	Incentive
			Incentive					Plan Awards:	Plan Awards:
			Plan				Market	# Unearned	Market or
	# of	# of	Awards:			# of	Value of	Shares,	Payout Value
	Securities	Securities	# Securities			Shares or	Shares or	Units or	of Unearned
	Underlying	Underlying	Underlying			Units of	Units of	Other Rights	Shares, Units
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That	That Have	or Other Rights
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Not	That Have
Name	Exercisable	Unexercisable	Options (#)	Price (#)	Date	Vested (#)	Vested ($)	Vested (#)	Not Vested (#)
Timothy R. Kasmoch	250,000	-	-	$2.00	12/30/16	-	-	-	-
Timothy R. Kasmoch	2,500	-	-	$1.70	2/15/16	-	-	-	-
Timothy R. Kasmoch	25,000	-	-	$1.94	7/11/19	-	-	-	-
Timothy R. Kasmoch	243,000	-	-	$2.23	7/22/19	-	-	-	-
Timothy R. Kasmoch	282,000	188,000	-	$3.27	3/18/20	-	-	-	-
Timothy R. Kasmoch	500,000	-	-	$1.63	8/10/21

Robert W. Bohmer	100,000	-	-	$2.80	6/13/17	-	-	-	-
Robert W. Bohmer	25,000	-	-	$1.94	7/11/19	-	-	-	-
Robert W. Bohmer	168,000	-	-	$2.23	7/22/19	-	-	-	-
Robert W. Bohmer	192,000	128,000	-	$3.27	3/18/20	-	-	-	-

James K. McHugh	12,000	-	-	$2.10	11/11/14	-	-	-	-
James K. McHugh	50,000	-	-	$2.00	12/31/16	-	-	-	-
James K. McHugh	25,000	-	-	$1.94	7/11/19	-	-	-	-
James K. McHugh	68,000	-	-	$2.23	7/22/19	-	-	-	-
James K. McHugh	60,000	40,000	-	$3.27	3/18/20	-	-	-	-

All options awards were made granted under the Company's current stock option plan described under the caption "Equity Compensation Plan Information."

Employment Agreements

Effective March 17, 2010, we entered into an Employment Agreement (the “Agreement”) with Timothy R. Kasmoch as our President and Chief Executive Officer, commencing February 26, 2010.  The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The agreement provides that Mr. Kasmoch is to receive an annual base salary of $150,000, subject to annual increase at the discretion of our Board of Directors.  In addition, Mr. Kasmoch is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of the Board of Directors.  Under the agreement, this determination is to be based upon the Board of Directors review of Mr. Kasmoch's performance.  The Agreement also provides for a stock option grant of 470,000 options that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan.  While employed with the Company, the Agreement allows Mr. Kasmoch to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company’s Audit Committee.  The Employment Agreement permits Mr. Kasmoch to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

Effective March 17, 2010, we entered into an Employment Agreement (the “Agreement”) with Robert W. Bohmer as our Executive Vice President and General Counsel, commencing February 26, 2010.  The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The Agreement provides that Mr. Bohmer is to receive an annual base salary of $150,000, subject to an annual increase at the discretion of our Board of Directors.  In addition, Mr. Bohmer is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of the Board of Directors.  Under the agreement, this determination is to be based upon the President/Chief Executive Officer’s and Board of Directors review of Mr. Bohmer's performance.  The Agreement also provides for a stock option grant of 320,000 options that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan.  While employed with the Company, the Agreement allows Mr. Bohmer to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company’s Audit Committee.  The Employment Agreement permits Mr. Bohmer to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

Effective March 17, 2010, we entered into an Employment Agreement (the “Agreement”) with James K. McHugh to serve as the Company’s Chief Financial Officer commencing February 26, 2010.  The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The agreement provides that Mr. McHugh is to receive an annual base salary of $125,000, subject to annual increase at the discretion of the Board of Directors of the Company.  In addition, Mr. McHugh is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors.  Under the agreement, this determination is to be based upon the President/Chief Executive Officer’s and Board of Directors review of Mr. McHugh's performance.  The Agreement also provides for a stock option grant of 100,000 shares that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan.  While employed with the Company, the Agreement allows Mr. McHugh to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company’s Audit Committee.  The Employment Agreement permits Mr. McHugh to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

Equity Compensation Plan Information

We maintain three stock option plans (two are able to issue new grants) for directors, executive officers and key employees or outside subcontractors.  The most recent plan (“2010 Plan”) was approved by the stockholders in August 2010.  The 2010 Plan authorizes the Board of Directors or a committee thereof, to grant awards of incentive stock options and non-qualified stock options for up to a maximum of 5,000,000 shares of Common Stock.  For all of the plans, the total number of options granted and outstanding as of May 29, 2012 was 2,924,281, and the number of options available for future issuance was 4,375,275.  Currently, all of the plans are administered by the Board of Directors via a committee.

THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE IN ANY PREVIOUS OR FUTURE DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY EXPRESSLY INCORPORATES SAID REPORTS BY REFERENCE IN ANY SUCH DOCUMENT.

COMPENSATION COMMITTEE REPORT

The following report was prepared by Thomas L. Kovacik and James H. Hartung as members of our Compensation Committee.

The compensation of our executive officers is determined by the Compensation Committee of the Board.

The Compensation Committee’s philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area.  This philosophy is intended to assist us in attracting, retaining and motivating executives with superior leadership and management abilities.  Consistent with this philosophy, the Compensation Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options.  The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

The Compensation Committee establishes salary recommendations to the Board at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect our financial health.  Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and our performance.

Long-term incentives are provided through stock options granted under our Stock Option Plan.  The stock options represent an additional vehicle for aligning management’s and stockholders’ interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

The Compensation Committee, subject to any employment agreements in effect with the Company’s executive officers, reviews and recommends to the Board for approval the salaries, bonuses and long-term incentives of our officers, including its most highly compensated executive officers.  In addition, the Committee recommends to the Board the granting of stock options under our Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers our Stock Option Plan.

With respect to compensation of Timothy R. Kasmoch, our President and Chief Executive Officer, Mr. Kasmoch’s 2011 base salary was determined by his Employment Agreement with us dated March 17, 2010, which entitled him to an annual base salary of $150,000 over a period of five years.  See “Employment Agreements.”

With respect to compensation of Robert W. Bohmer, our Vice-President of Business Development and General Counsel, Mr. Bohmer’s 2011 base salary was determined by his Employment Agreement with us dated March 17, 2010, which entitled him to an annual base salary of $150,000 over a period of five years.  See “Employment Agreements.”

With respect to compensation of James K. McHugh, our Chief Financial Officer, Secretary and Treasurer, Mr. McHugh’s 2011 base salary was determined by his Employment Agreement with us dated March 17, 2010, which entitled him to an annual base salary of $125,000 over a period of five years.  See “Employment Agreements.”

The Compensation Committee is also responsible for recommending to the Board bonus amounts, if any, payable to Mr. Kasmoch, the Chief Executive Officer.  Any bonuses payable will be determined by the Compensation Committee, based on the same elements and factors relating to our other Executive Officers.

The Compensation Committee has not formulated any policy regarding qualifying compensation paid to our Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Compensation Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

Thomas L. Kovacik
James H. Hartung

AUDIT COMMITTEE REPORT

The following report was prepared by Joseph Scheib and Mark Hagans, as members of our Audit Committee.

The Audit Committee oversees our financial reporting process on behalf of the Board.  The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting.  The Audit Committee discusses these matters with our independent auditors and with appropriate financial personnel and internal auditors.  The Audit Committee regularly meets privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management.  In addition, the Audit Committee reviews our financing plans and report recommendations to the full Board for approval and to authorize action.

Management has primary responsibility of our financial statements and the overall reporting process, including our system of internal controls.  The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

This year, the Audit Committee reviewed our audited financial statements and met with both management and UHY LLP, our independent auditors, to discuss those financial statements.  Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has received from and discussed with UHY LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  These items related to that firm’s independence from us.  The Audit Committee also discussed with UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

Joseph H. Scheib
Mark D. Hagans

INDEPENDENT AUDITORS

Audit Fees

Audit services of UHY LLP (“UHY”) included the audit of our annual financial statements for 2011 and 2010, and services related to quarterly filings with the SEC through the reporting period ended September 30 in each of those years.  Fees for these services totaled approximately $68,500 for 2011 and $73,500 for 2010.

Audit Related Fees

There were no fees billed for the years ended December 31, 2011 and December 31, 2010 for assurance and related services by UHY that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

There were no fees billed for the years ended December 31, 2011 and December 31, 2010 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

All Other Fees

There were no fees billed for the years ended December 31, 2011 and December 31, 2010 for assistance on accounting related matters.

Although the Audit Committee Charter does not explicitly require it, the Audit Committee approves all engagements of outside auditors before any work is begun on the engagement.

UHY LLP personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During 2011 and 2010, we paid Terri Kasmoch, the spouse of President and Chief Executive Officer Timothy Kasmoch, outside consulting fees for business development, web site and company media marketing and stock promotion efforts for the Company, and as an employee with the same duties starting in the fourth quarter of 2010.  She was paid cash compensation of $21,518 in 2010 and $52,000 in 2011.

Director Independence

Although we are not subject to the listing requirements of any stock exchange, we are committed to a board in which a majority of our members consist of independent directors, as defined under the NASDAQ rules.  The Board has reviewed the independence of its members, applying the NASDAQ standards and considering other commercial, legal, a/s/ccounting and familial relationships between the Directors and us.  The Board has determined that all of the Directors and director nominees are independent other than Mr. Kasmoch, who is not an independent Director by virtue of his current positions as our President and Chief Executive Officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC.  Copies of all filed reports are required to be furnished to us pursuant to Section 16(a).  Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2011.

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Stockholders to be held in 2013 must set forth such proposal in writing and file it with James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, no later than February 28, 2013, the date that is not less than 120 days before June 27, 2013.  Further, pursuant to Rule 14a-4, if a stockholder fails to notify us of a proposal before May 14, 2013, the date that is not less than 45 days before June 27, 2012 (the approximate mailing date of this proxy statement), such notice will be considered untimely and management proxies may use their discretionary voting authority to vote on any such proposal.

BY THE ORDER OF THE BOARD OF
DIRECTORS

/s/  James K. McHugh
James K. McHugh
Chief Financial Officer, Secretary and Treasurer

Appendix A

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VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh PA 15230-1150.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

If you vote by internet or telephone, please do not send your proxy by mail.

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Proxy card must be signed and dated below.
â  Please fold and detach card at perforation before mailing. â
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 26, 2012.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the “Company”), hereby appoints Timothy R. Kasmoch and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the “Common Stock”), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on July 26, 2012 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse.  In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Dated:                                                               , 2012

Signature

Signature

Please sign exactly as your name appears to the left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in the full corporation name by President or other authorized officer.  If a partnership or limited liability company, please sign in partnership or company name by authorized person.

Proxy card must be signed and dated below.
â  Please fold and detach card at perforation before mailing. â
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N-VIRO INTERNATIONAL CORPORATION                                                                                                                                                 PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS II DIRECTORS AND FOR PROPOSAL 2.

1.           To elect three Class II directors to serve for a term of two years and until their successors are elected and qualified:

Nominees:
1.           James H. Hartung                                           ☐ FOR                       ☐ AGAINST                    ☐ ABSTAIN
2.           Timothy R. Kasmoch                                     ☐ FOR                       ☐ AGAINST                    ☐ ABSTAIN
3.           Thomas L. Kovacik                                        ☐ FOR                       ☐ AGAINST                    ☐ ABSTAIN

2.           To ratify the appointment of UHY LLP as independent auditors for the Company for 2012.

☐ FOR                           ☐ AGAINST                        ☐ ABSTAIN

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

☐ PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

Continued and to be signed and dated on the reverse side.